Long-Term Prepayments and Other Non-Current Assets (Details) - Schedule of long-term prepayments and other non-current assets - USD ($)		Jun. 30, 2021	Jun. 30, 2020
Schedule of long-term prepayments and other non-current assets [Abstract]
Deposits paid for lease assets		$ 386,991	$ 353,132
Deposits paid for land		1,547,964	1,412,529
Performance deposits	[1]		2,683,806
Total		$ 1,934,955	$ 4,449,467

[1]	E-Home Pingtan entered into three agreements with three new outlets for business cooperation purpose. This refundable performance deposits were mainly paid for the business introduction services in which the outlets promised to refer business and customers to E-Home Pingtan within three years. The outlets will repay the deposits to E-Home Pingtan in case of termination of the agreements. (Note 4)